Exhibit 10.32

FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT
This  FIRST  AMENDMENT  TO  LOAN  AND  SECURITY  AGREEMENT  (the
“Amendment”) effective December 13, 2023 amends that certain Loan and Security Agreement executed on March 29, 2023 but effective as of March 30, 2023 among Innventure LLC, a Delaware limited liability company (the “Lender”), Accelsius Holdings LLC, a Delaware limited liability company (the “Borrower”), and Accelsius LLC, a Delaware limited liability company (the “Guarantor” and together with the Borrower, the “Loan Parties”) (the “Agreement”). Capitalized terms not defined herein shall have the meaning as set for in the Agreement.
In consideration of the mutual agreements contained in this Amendment and other good and valuable consideration the receipts and sufficiency of which is hereby acknowledged, the Parties agree as follows:
1.	AMENDMENTS
1.1	Effective as of the date first written above, the Agreement is amended as follows:
(a)	Section 2.2(a) is hereby deleted in its entirety and replaced with the following:
“(a) Delayed Draw Term Loans. Subject to the terms and conditions of this Agreement, during the Availability Period, the Lender agrees to make term loans (the “Term Loans”) to the Borrower from time to time in an aggregate amount of up to Twelve Million Dollars ($12,000,000.00). No Term Loan shall be made in a principal amount of less than ten thousand Dollars ($10,000.00).
2.	OTHER TERMS
2.1
Amendment to Govern. To the extent of any conflict of this Amendment with the terms and conditions of the Agreement, this Amendment shall govern. Except as specifically set forth in this Amendment, all other provisions of the Agreement are hereby ratified and confirmed in their entirety.

2.2
Entire Agreement. This Amendment contains the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior agreement, negotiations, representations, and propels (written and oral) relating to its subject matter.

[Remainder of Page Intentionally Left Blank]

[Signature Page to First Amendment To Loan and Security Agreement]

IN WITNESS WHEREOF, the Parties hereto have caused this Amendment to be effective as of the date first written above.

BORROWER:

ACCELSIUS HOLDINGS LLC,
a Delaware limited liability company

By:
Name: Josh Claman
Title: CEO

GUARANTOR: ACCELSIUS LLC,
a Delaware limited liability company

By:
Name: Josh Claman
Title: CEO

INNVENTURE LLC,
a Delaware limited liability company

By:
Name: Gregory W. Haskell
Title: CEO